Exhibit 10.1
SPS COMMERCE, INC.
Amendment No. 1 to Registration Rights Agreement
     This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement by and among SPS Commerce, Inc., a Delaware corporation (the “Company”), and the parties listed therein dated as of April 10, 2007 (the “Agreement”) is effective as of May 5, 2011. Capitalized terms used but not defined in this Amendment have the meanings given to those terms in the Agreement.
Recitals
     A. The Company entered into in the Agreement with the Investors who held shares of the Company’s previously outstanding Preferred Stock in connection with the Company’s issuance of the Series C Preferred Stock.
     B. In connection with the Company’s initial public offering, all of the Preferred Stock converted into Common Stock (the “Conversion”) and the Common Stock began trading on the Nasdaq Global Market.
     C. To facilitate the financing of the Company as a publicly-traded company, the undersigned, constituting (i) the Company and (ii) the Persons who held at least 66.67% of the issued and outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at the time of Conversion desire to amend the Agreement as set forth below.
Agreement
     Now, therefore, for good and valuable consideration, the undersigned hereby agree as follows:
     1. The following is added as Section 11(s) of the Agreement:
     “(s) Termination of Registration Rights. The right of any Investor to be notified of or request registration or inclusion of Registrable Securities in any registration pursuant to Section 3 or Section 4 shall terminate upon the earlier of such time as Rule 144 under the Securities Act or another similar exemption under the Securities Act is available for the sale of all of such Investor’s shares without limitation during a three-month period without registration.”
     2. Section 11(b) of the Agreement is amended and restated to read in its entirety as follows:
     “(b) Amendments; Waivers. This Agreement may be amended or modified and the observance of any term or condition of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written agreement executed by the Company and the holders of at least 66.67% of the Common Stock issued upon conversion of the Preferred Stock that have not been previously sold and are not able to be sold pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act without limitation during a three-month period without registration.”
     3. Section 11(d) of the Agreement is amended and restated to read in its entirety as follows:
     “(d) Benefit of Parties; Assignability. All of the terms and provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement within two business days after first becoming a holder of securities entitled to the benefits of this Agreement; provided, however, the Company may not delegate its responsibilities or assign its rights under this Agreement

Amendment of Registration Rights Agreement	Page 1

without the prior written consent of the holders of at least 66.67% of the Common Stock issued upon conversion of the Preferred Stock.”
     4. Except as expressly provided herein, no further amendments to the Agreement are provided hereby.
     5. The validity, meaning and effect of this instrument will be determined, construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of laws principles of any other state.
     6. This instrument may be executed by facsimile signature and in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.
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Amendment of Registration Rights Agreement	Page 2

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SPS COMMERCE, INC.
By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Chief Financial Officer

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

CID EQUITY FUND V LIQUIDATING TRUST CID EQUITY PARTNERS V, as Trustee By: Aplin Partners, LLC, as General Partner
By:	/s/ John C. Aplin
John C. Aplin
Sole Member

CID MEZZANINE CAPITAL, L.P. By: CID Mezzanine Partners, L.P., as General Partner
By:	/s/ John C. Aplin
John C. Aplin
General Partner

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

BVCF IV, L.P. By: Adams Street Partners, LLC, as General Partner
By:	/s/ Jeffrey T. Diehl
Jeffrey T. Diehl
Partner

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SPVC IV, LLC
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Member

SPVC V, LLC
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Member

SPVC VI, LLC By: SPVC Management VI, LLC, its Managing Member
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Director

SPVC AFFILIATES FUND I, LLC By: Split Rock Partners, LLC Its: Co-Manager
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Director

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

RIVER CITIES CAPITAL FUND II LIMITED PARTNERSHIP By: River Cities Management II, L.P. Its: General Partner By: Mayson II, Inc. Its: General Partner
By:	/s/ Edwin T. Robinson
Edwin T. Robinson
President

RIVER CITIES SBIC III, L.P. By: RCCF Management Inc. Its: General Partner
By:	/s/ Edwin T. Robinson
Edwin T. Robinson
President

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

THE STEVEN ADDIS TRUST U/D/T 7/28/92
By:	/s/ Steven Addis
Steven Addis
Trustee

ALLENWOOD VENTURES, INC.
By:
Name:
Its:

AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP
By:	/s/ Alan Mendelson
	Name:	Alan Mendelson
Its: General Partner

Barry M. Bloom

Molly Joel Coye

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

/s/ Ronald Karlsberg
Ronald Karlsberg

R.P. KARLSBERG CARDIOVASCULAR MEDICAL GROUP OF SOUTHERN CALIFORNIA 401(K) PROFIT SHARING PLAN DTD 1/1/1989
By:	/s/ Ronald Karlsberg
Ronald Karlsberg. Trustee

Martin Leibowitz

PACIFIC CAPITAL VENTURES, LLC
By:
Name:
Its:

PV SECURITIES CORP.
By:
Name:
Its:

/s/ Casimir Skrzypczak
Casimir Skrzypczak

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SVOBODA, COLLINS & COMPANY Q.P., L.P.
By:	/s/ John A. Svoboda
	Name:	John A. Svoboda
Its: Sr. Managing Director

SVOBODA, COLLINS & COMPANY, L.P.
By:	/s/ John A. Svoboda
	Name:	John A. Svoboda
Its: Sr. Managing Director

TENX VENTURE PARTNERS, LLC
By:
Name:
Its:

ZAFA LLC
By:	/s/ Henry Zachs
	Name:	Henry Zachs
Its: Managing Partner

BLUECREST STRATEGIC LIMITED
By:
Name:
Its:

Amendment of Registration Rights Agreement	Signature Page